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                                                                   Exhibit 10.43

                            INDEMNIFICATION AGREEMENT

            THIS INDEMNIFICATION AGREEMENT ("Agreement"), dated as of the day of 2001, is made between GENERAL MARITIME SHIP HOLDINGS LTD., a Marshall Islands corporation (to be renamed General Maritime Corporation) (the "Indemnitor") and OCM AJAX INVESTMENTS, INC., OCM PRINCIPAL OPPORTUNITIES FUND, L.P., OAKTREE CAPITAL MANAGEMENT, LLC AND STEPHEN A. KAPLAN, individually, or such other representative designated by Oaktree Capital Management, LLC to the IPO Committee (as defined below) from time to time (each individually and collectively referred to herein as the "Indemnitee").

                                    RECITALS

            In accordance with that certain Plan of Recapitalization attached as Annex A to those several Contribution Agreements by and between the Indemnitor and the parties named therein, dated as of May , 2001, Stephen A. Kaplan, or such other representative designated by Oaktree Capital Management, LLC, has been named to serve on the IPO pricing committee (the "IPO Committee"), and the Indemnitee is willing to perform such services, provided the Indemnitee is indemnified, subject to the terms and conditions set forth herein.

            NOW, THEREFORE, for and in consideration of the mutual premises and covenants contained herein, the receipt and sufficiency of which is hereby acknowledged, the Indemnitor and the Indemnitee agree as follows:

                                    AGREEMENT

SECTION 1.   INDEMNIFICATION IN PROCEEDINGS.

      1.1 INDEMNITOR OBLIGATIONS. The Indemnitor shall indemnify, defend and hold harmless the Indemnitee from and against any and all losses, claims, damages (including incidental and consequential damages), expenses (including reasonable attorneys' fees), judgments, penalties, fines, settlements, and all other liabilities incurred or paid by Indemnitee (collectively, "Losses") in connection with the investigation, defense, prosecution, settlement or appeal of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, and to which the Indemnitee was or is a party or is threatened to be made a party by reason of or arising out of Indemnitee being named to serve on
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the IPO Committee or by reason of or arising out of Indemnitee serving on such IPO Committee. The Indemnitor shall also be solely responsible for paying (i) all expenses incurred by the Indemnitee to enforce this Agreement, and (ii) all costs of defending any suits or proceedings challenging payments to the Indemnitee under this Agreement.

      1.2 CONTRIBUTION. If for any reason the foregoing indemnification is unavailable to the Indemnitee or insufficient to hold it harmless, then the Indemnitor shall contribute to the amount paid or payable by the Indemnitor as a result of such Loss in such proportion as is appropriate to reflect not only the relative benefits received by the Indemnitee on the one hand and the Indemnitor on the other hand, but also the relative fault of the Indemnitor on the one hand, and the Indemnitee on the other hand, as well as any relevant equitable considerations.

SECTION 2.   PROCEDURES FOR INDEMNIFICATION/NOTICE OF CLAIMS.

      2.1 PROCEDURES FOR INDEMNIFICATION/NOTICE OF CLAIMS. The Indemnitee shall give written notice to the Indemnitor of any liability which might give rise to a claim for indemnity under this Agreement within ten (10) calendar days of the receipt of any written claim; provided, however, that any failure to give such notice will not waive any rights of the Indemnitee except to the extent the rights of the Indemnitor are finally determined by a court of competent jurisdiction beyond any review or appeal to have been materially prejudiced. Such notice shall set forth in reasonable detail the nature and basis of such third party claim and the amount thereof, to the extent known, and shall be accompanied by copies of any written demand, summons, complaint or other pleading which may have been served in connection therewith. The Indemnitor shall notify the Indemnitee in writing within ten (10) calendar days after Indemnitee has given notice of the matter that the Indemnitor is assuming the defense thereof and acknowledge in writing that the Indemnitor is fully responsible to indemnify, defend and hold harmless Indemnitee from and against all damages related to such claim, and further: (a) the Indemnitor will defend the Indemnitee against the matter with counsel of Indemnitor's own choice (which counsel shall be reasonably acceptable to the Indemnitee) and shall control the defense of any such action or matter; (b) the Indemnitee may retain separate co-counsel at its sole cost and expense (except that the Indemnitor will be responsible for the fees and expenses of separate counsel to the extent the Indemnitee reasonably concludes that the counsel the Indemnitor has selected is also represent-


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ing Indemnitor and has a conflict of interest or separate and different defenses, in which case, if the Indemnitee notifies the Indemnitor in writing that such Indemnitee elects to employ separate counsel at the expense of the Indemnitor, the Indemnitor shall not have the right to assume the defense of such claim on behalf of the Indemnitee); and (c) the Indemnitor will not consent to the entry of judgment or enter into any settlement with respect to any matter without the written consent of the Indemnitee and unless the terms thereof include as an unconditional term thereof the giving by the claimant or plaintiff to the Indemnitee the written release from all liability in respect of such claim or litigation, of the Indemnitee (which consent shall not be unreasonably withheld ) or delayed). The parties shall cooperate as reasonably requested to ensure the proper and adequate defense and settlement thereof.

      2.2 TIMING OF PAYMENTS. All payments of Losses by the Indemnitor to the Indemnitee pursuant to this Agreement shall be made to the fullest extent permitted by law as soon as practicable after written demand by the Indemnitee is presented to the Indemnitor, but in no event later than thirty
(30) calendar days after such written demand by the Indemnitee is presented to the Indemnitor.

SECTION 3.   MISCELLANEOUS.

      3.1 NOTICE. Any notices, demands or other communication given in connection herewith shall be in writing and be deemed given when (i) personally


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delivered, (ii) sent by facsimile transmission and a confirmation receipt is simultaneously generated by the sender, followed by mailing by regular mail or
(iii) delivered by a recognized overnight courier, such as FedEx, and addressed or sent, as the case may be, to the address or facsimile number set forth below or to such other address or facsimile number as such party may designate in accordance herewith:

      When the Indemnitor is the intended recipient:

            General Maritime Ship Holdings Ltd.
            35 West 56th Street
            New York, New York 10019
            Attn:  President
            Fax: (212) 763-5602

            with a copy to:

            Kramer Levin Naftalis & Frankel LLP
            919 Third Avenue
            New York, New York 10022
            Attn: Thomas E. Molner, Esq.
            Fax: (212) 715-9100

      When any Indemnitee is the intended recipient:

            Oaktree Capital Management, LLC
            333 South Grand Avenue, 28th Floor
            Los Angeles, CA 90071
            Attn:  Stephen A. Kaplan and B. James Ford
            Fax: (213) 830-6395

            with a copy to:

            Skadden, Arps, Slate, Meagher & Flom LLP
            300 South Grand Avenue
            Los Angeles, CA 90071
            Attn:  Jeffrey H. Cohen
            Fax: (213) 687-5600


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      3.2 ENTIRE AGREEMENT. This Agreement constitutes the entire understanding of the parties and supersedes all prior understanding, whether written or oral, between the parties with respect to the subject matter of this Agreement.

      3.3 SEVERABILITY OF PROVISIONS. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of each such illegal, invalid, or unenforceable provision there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid, and enforceable.

      3.4 APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAWS.

      3.5 EXECUTION IN COUNTERPARTS. This Agreement and any amendment may be executed simultaneously or in counterparts, each of which together shall constitute one and the same instrument.

      3.6 AMENDMENT. No amendment, modification or alteration of the terms of this Agreement shall be binding unless in writing, dated subsequent to the date of this Agreement, and executed by the parties hereto.

      3.7 BINDING EFFECT. The obligations of the Indemnitor to the Indemnitee hereunder shall survive and continue as to the Indemnitee even if the Indemnitee ceases to be a representative on the IPO Committee. Each and all of the covenants, terms and provision of this Agreement shall be binding upon and inure to the benefit of the successors to the Indemnitor and, upon the death of the Indemnitee, to the benefit of the estate, heirs, executors, administrators and personal representatives of the Indemnitee's estate.


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      3.8 NONEXCLUSIVITY. The rights of indemnification and reimbursement provided in this Agreement shall be in addition to any rights to which the Indemnitee may otherwise be entitled by statute, agreement or otherwise.

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EXECUTED AS OF THE DATE FIRST ABOVE WRITTEN.

                                THE INDEMNITOR:

                                GENERAL MARITIME SHIP
                                HOLDINGS LTD.


                                By:
                                   ----------------------------------
                                Name:
                                     --------------------------------
                                Title:
                                      -------------------------------


                                THE INDEMNITEE:

                                STEPHEN A. KAPLAN


                                By:
                                   ----------------------------------


                                OAKTREE CAPITAL MANAGEMENT, LLC


                                By:
                                   ----------------------------------
                                Name:
                                     --------------------------------
                                Title:
                                      -------------------------------


                                OCM AJAX INVESTMENTS, INC.


                                By:
                                   ----------------------------------
                                Name:
                                     --------------------------------
                                Title:
                                      -------------------------------


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                                OCM PRINCIPAL OPPORTUNITIES
                                FUND, L.P.

                                By:  Oaktree Capital Management, LLC
                                     its general partner

                                By:
                                   ----------------------------------
                                Name:
                                     --------------------------------
                                Title:
                                      -------------------------------


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